UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2025

Sunoco LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	No. 001-35653	30-0740483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	8111 Westchester Drive, Suite 400 Dallas, Texas	75225
	(Address of Principal Executive Offices)	(Zip Code)

(214) 981-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective May 4, 2025, Sunoco LP, a Delaware limited partnership (“Sunoco”), NuStar GP Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of Sunoco (“SUNCorp”), 2709716 Alberta Ltd., an Alberta corporation and wholly-owned subsidiary of SUNCorp (the “Purchaser” and, together with Sunoco and SUNCorp, the “Purchaser Parties”), and Parkland Corporation, an Alberta corporation (“Parkland”), entered into an Arrangement Agreement, dated as of May 4, 2025 (the “Arrangement Agreement”), pursuant to which, among other things, and on the terms and subject to the conditions set forth therein, Sunoco will acquire all of the issued and outstanding common shares of Parkland (the “Parkland Shares”) by way of an arrangement (the “Arrangement”) under the Business Corporations Act (Alberta) (the “ABCA”) in accordance with the plan of arrangement of Parkland attached to the Arrangement Agreement (the “Plan of Arrangement”). Upon closing of the transaction, (i) Parkland will be an indirect, wholly-owned subsidiary of Sunoco, (ii) SUNCorp will be a publicly traded company that holds only limited partnership interests in Sunoco, and will be controlled by a managing member owned, directly or indirectly, by Energy Transfer LP, and (iii) SUNCorp will hold limited partnership units of Sunoco (the “New Sunoco Common Units”) that are economically equivalent to Sunoco’s publicly-traded common units on the basis of one New Sunoco Common Unit for each outstanding SUNCorp unit (as defined below).

Pursuant to the Arrangement Agreement and the Plan of Arrangement, and by virtue of the Arrangement, commencing at the effective time of the Arrangement (the “Effective Time”) and at the times contemplated in the Plan of Arrangement:

•

each Parkland Share that is issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares (as defined below)) will be transferred to the Purchaser, and in respect of each such Parkland Share, the applicable Parkland shareholder will receive, at such shareholder’s election, either, (i) CAD$19.80 in cash and 0.295 common units representing limited liability company interests in SUNCorp (“SUNCorp Units”), (ii) cash in the amount equal to the quotient obtained by dividing CAD$19.80 by 45% (the “Cash Elected Consideration”) or (iii) a number of SUNCorp Units equal to the quotient obtained dividing 0.295 by 55% (the “Unit Elected Consideration”), subject in the case of the Cash Elected Consideration and Unit Elected Consideration, to the maximum amounts and pro-rationing set forth in the Plan of Arrangement;

•

each Parkland Share in respect of which dissent rights have been properly exercised under the ABCA as modified by the Plan of Arrangement in connection with the Arrangement and not withdrawn (“Dissenting Shares”) will be deemed to be transferred to Parkland, and will instead be subject to dissent rights under the ABCA as modified by the Plan of Arrangement and treated in accordance with the Plan of Arrangement;

•

each option to purchase Parkland Shares (an “Option”) that is outstanding at the Effective Time shall be deemed to be fully vested and be deemed to be surrendered and transferred by the holder of such Option to Parkland, and in respect of such Option, the holder thereof will be entitled to receive, without interest and subject to applicable withholding, (i) if the Option is in-the-money, an amount of cash equal to the amount by which the volume weighted average trading price of the Parkland Shares on the Toronto Stock Exchange for the five trading days on which the Parkland Shares traded immediately preceding the business day prior to the date on which the Arrangement becomes effective (the “Fair Market Value”) exceeds the applicable exercise of such Option, and (ii) if the Option is not in-the-money, no consideration;

•

each Parkland restricted share unit (“RSU”) that is outstanding at the Effective Time, including any fractional RSUs, shall be deemed to be fully vested (in the case of an RSU with vesting conditions based on performance criteria, based on a vesting multiplier of 1.25) and be deemed to be surrendered and transferred by the holder of such RSU to Parkland, and the holder thereof will be entitled to receive cash, without interest and subject to applicable withholding, in an amount equal to the Fair Market Value; and

•

each Parkland deferred share unit (“DSU”) that is outstanding at the Effective Time, including any fractional DSUs, shall be deemed to be redeemed by and surrendered and transferred by the holder of such DSU to Parkland, and the holder thereof will be entitled to receive cash, without interest and subject to applicable withholding, in an amount equal to the Fair Market Value.

Under the Arrangement Agreement, SUNCorp has agreed to use commercially reasonable efforts to have the SUNCorp Units that will be issued as consideration pursuant to the Arrangement be listed on the New York Stock Exchange in connection with the completion of the Arrangement. The Arrangement Agreement contains customary covenants on the part of Parkland with respect to pursuing and obtaining an interim order of the Court of King’s Bench of Alberta (the “Court”) providing for the holding of the Parkland shareholder’s meeting (the “Parkland Shareholders’ Meeting”) to vote on a special resolution to approve the Arrangement (the “Arrangement Resolution”) and, if the Arrangement Resolution is approved, a final order approving the Arrangement. The Arrangement Agreement also provides that the Purchaser Parties may elect to effect the acquisition of all of the issued and outstanding Parkland Shares by way of a take-over bid instead of pursuant to the Plan of Arrangement, which would require support from Parkland shareholders owning at least 50% of the Parkland Shares, so long as the structure would provide Parkland shareholders with consideration that is no less favorable, from a financial point of view, than the Arrangement. In the event that the Purchaser Parties do elect to effect the acquisition by way of a take-over bid (or other such transaction structure as specified by the Purchaser Parties providing for the acquisition of Parkland Shares pursuant to applicable securities laws) (the “Alternative Structure”), the Arrangement Agreement will be deemed to be modified or adjusted, as necessary, to reflect the structure and, subject to the foregoing, the Purchaser Parties and Parkland will implement the Alternative Structure for the same consideration and on the same other terms and conditions as those set forth in the Arrangement Agreement.

The Arrangement Agreement provides that (i) on the date on which the Arrangement becomes effective (the “Effective Date”), a current member of the board of directors of Parkland, selected by SUNCorp, will be appointed to the board of directors of the managing member of SUNCorp for a twelve month term, (ii) for two years following the Effective Date, Sunoco will indemnify SUNCorp for certain liabilities incurred by SUNCorp prior to the Effective Time and (iii) for a two-year period following the Effective Date, SUNCorp will declare and pay on each SUNCorp Unit a dividend or distribution in an amount equal to 100% of the distributions paid by Sunoco on each common unit of Sunoco for each fiscal quarter. Sunoco has agreed to ensure that, during such two-year period, SUNCorp has sufficient available cash or financial capacity for SUNCorp to make such distributions, as well as to pay when due, for an agreed period, all ordinary course expenses, obligations and liabilities of SUNCorp (other than liabilities for income taxes).

The Arrangement Agreement contains customary representations and warranties of the Purchaser and Parkland. The Arrangement Agreement also contains customary covenants and agreements, including, among others: (i) the conduct of businesses of the Purchaser Parties and Parkland between the date of the signing of the Arrangement Agreement and the Effective Time; (ii) regulatory matters, including the efforts of the Purchaser Parties and Parkland to consummate the transaction and obtain approvals from governmental agencies and regulatory authorities; (iii) Parkland’s obligation to use commercially reasonable efforts to solicit proxies to obtain the approval of the Arrangement Resolution at the Parkland Shareholders’ Meeting; (iv) employee benefits to be provided to continuing employees of Parkland after the Effective Time; (v) cooperation in connection with Sunoco’s debt financing in connection with the transaction; (vi) non-solicitation of third party acquisition proposals by Parkland; and (vii) the right to match superior third party acquisition proposals.

The parties’ obligations to consummate the transactions contemplated by the Arrangement Agreement are subject to the satisfaction or waiver of customary conditions set forth in the Arrangement Agreement, including, among others: (i) approval of the Arrangement by Parkland shareholders at the Parkland Shareholders’ Meeting; (ii) the approval of the Arrangement by the Court; (iii) the absence of any legal restraint that prohibits or enjoins the completion of the Arrangement; (iv) the receipt of certain required regulatory approvals, including, without limitation, the expiration or termination of the waiting period, and any extension thereof or of any timing agreements, understandings or commitments, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, expiration or termination of the applicable waiting period or receipt of an advance ruling, no action letter or waiver under the Competition Act (Canada), and notification of the responsible Minister under the Investment Canada Act as to the Minister’s satisfaction that the Arrangement is likely of net benefit to Canada; (v) the SUNCorp Units to be issued in the Arrangement having been approved for listing on the New York Stock Exchange (and, if applicable, any registration statement required to be filed with the U.S. Securities and Exchange Commission (the “SEC”) having been declared effective); and (vi) certain other customary conditions relating to the accuracy of the other party’s representations and warranties (subject to certain materiality qualifications), and the other party’s compliance with its covenants and agreements contained in the Arrangement Agreement.

The Arrangement Agreement also provides for certain termination rights for the parties, including: (i) by mutual written consent; (ii) by either the Purchaser or Parkland if (a) the Effective Time does not occur on or prior to February 4, 2026, or such later date as may be agreed to in writing by the parties (the “Outside Date”) (provided that the Outside Date may be extended by either party for 90 days following February 4, 2026 if certain required regulatory approvals have not yet been obtained); (b) any law has been enacted or enforced such that completion of the Arrangement would violate any final and non-appealable legal restraint; or (c) the Arrangement is not approved by Parkland’s shareholders at the Parkland Shareholders’ Meeting; (iii) by Parkland, if any of the Purchaser Parties have, or by the Purchaser if Parkland has, breached any of its representations and warranties or failed to perform any of its covenants or agreements such that certain conditions to closing would not be satisfied, and such breach is not cured within the prescribed time period or is incapable of cure; (iv) by Sunoco, prior to approval of the Arrangement Resolution by Parkland’s shareholders, if the board of directors of Parkland fails to recommend the approval of the Arrangement Resolution, changes its recommendation, approves an acquisition proposal or takes certain other actions as set forth in the Arrangement Agreement (a “Change in Recommendation”); (v) by Sunoco, if Parkland materially breaches certain covenants, including its non-solicitation covenants, or if Parkland materially and willfully breaches certain other covenants; and (vi) by Parkland, prior to approval of the Arrangement Resolution by Parkland’s shareholders, in order to accept and enter into an agreement with respect to a Superior Proposal (as defined in the Arrangement Agreement), subject to payment of the termination fee described below.

Parkland will be obligated to pay a termination fee of CAD$275,000,000 to SUNCorp if the Arrangement Agreement is terminated in certain circumstances, including where the Arrangement Agreement is terminated: (i) by Parkland, prior to receipt of the approval of the Arrangement Resolution, in order to enter into an agreement with respect to a Superior Proposal; (ii) by the Purchaser, due to a Change in Recommendation; (iii) by the Purchaser, if Parkland materially breaches certain covenants, including its non-solicitation covenants, or materially and willfully breaches certain other covenants, including its covenants to hold the Parkland Shareholders’ Meeting or seek Court approval of the Arrangement; and (iv) by Parkland or the Purchaser, if the Effective Time has not occurred on or prior to the Outside Date or because of a failure to obtain approval of the Arrangement Resolution, but only if, in each case, (A) prior to such termination, an acquisition proposal for Parkland has been publicly made or announced (and is not withdrawn at least five business days before Parkland Meeting) and (B) within 12 months following the date of such termination, Parkland consummates any acquisition proposal or enters into an agreement for any acquisition proposal, which is subsequently consummated (whether or not within such 12-month period). In addition, if the Arrangement Agreement is terminated by either Parkland or the Purchaser, Parkland will reimburse the Purchaser for all out-of-pocket expenses incurred by the Purchaser Parties in connection with the Arrangement Agreement.

Sunoco will be obligated to pay a termination fee of CAD$275,000,000 to Parkland if the Arrangement Agreement is terminated by Parkland or the Purchaser if the Effective Time has not occurred on or prior to the Outside Date and, at the time of such termination, the conditions to complete the Arrangement relating to the receipt of certain required regulatory approvals have not been waived or satisfied, and all other conditions precedent to the obligations of the Purchaser Parties have been satisfied or waived (other than those that by their nature are only capable of being satisfied at the Effective Time).

The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Arrangement Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Arrangement Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Sunoco, SUNCorp or Parkland or any other party to the Arrangement Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Arrangement Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Arrangement Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in Sunoco’s or SUNCorp’s public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Arrangement Agreement and the issuance of New Sunoco Common Units to SUNCorp and SUNCorp Units to Parkland shareholders is incorporated by reference herein.

The New Sunoco Common Units to be issued in connection with the transactions contemplated by the Arrangement Agreement will be issued in reliance on the exemption afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). If the Plan of Arrangement becomes effective, the SUNCorp Units to be issued to Parkland shareholders pursuant to the Arrangement Agreement will be issued in reliance upon the exemption afforded by Section 3(a)(10) of the Securities Act.

Item 8.01.	Other Events.

In connection with the Arrangement Agreement, effective May 4, 2025, Sunoco entered into certain commitment letters with Barclays Bank PLC (and certain of its affiliates) and Royal Bank of Canada (and certain of its affiliates) (together, the “Lenders”), pursuant to which the Lenders committed to provide to Sunoco, subject to the terms and conditions set forth therein, debt financing commitments in an aggregate principal amount of $7.55 billion, to be used for, among other things, funding the Purchaser Parties’ payment obligations in respect of the transactions contemplated by the Arrangement Agreement and the refinancing or redemption of certain indebtedness if required in connection with the transaction.

In connection with the Arrangement Agreement, effective May 4, 2025, the Purchaser entered into a voting and support agreement (each, a “Voting Agreement”) with each of the directors and certain senior officers of Parkland (each, a “Securityholder”). Each Voting Agreement provides that the Securityholder will, subject to limited exceptions and termination events, (i) vote their Parkland Shares (a) in favor of the approval of the Arrangement Resolution and the transactions contemplated by the Arrangement Agreement and (b) against any acquisition proposal or any matter that would prevent or materially delay the consummation of the Arrangement, (ii) not sell, transfer, pledge or assign any of their Parkland Shares and (iii) waive all rights of appraisal or dissent.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Sunoco and Parkland, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals, the approval of the listing of the SUNCorp Units on the New York Stock Exchange, and receipt of Parkland shareholder approval; the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Sunoco and Parkland to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Sunoco, Parkland or their directors; the risk that disruptions from the proposed transaction will harm Sunoco’s or Parkland’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; the potential for modification or adjustment of the Arrangement Agreement; the parties’ ability to satisfy their respective conditions and consummate the transaction; rating agency actions and Sunoco and Parkland’s ability to access short-and long-term debt markets on a timely and affordable basis; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Sunoco’s and/or Parkland’s financial performance and operating results; certain restrictions during the pendency of the merger that may impact Parkland’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; dilution caused by Sunoco’s issuance of additional units representing limited partner interests in connection with the proposed transaction; fees, costs and expenses and the possibility that the transaction may be more expensive to complete than anticipated; and those risks described in Item 1A of Sunoco’s Annual Report on Form 10-K, filed with the SEC on February 14, 2025. Those disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Sunoco and Parkland do not intend to update these statements unless required by the securities laws to do so, and Sunoco and Parkland undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

Important Information about the Arrangement and Where to Find It

In connection with the potential transaction between Sunoco and Parkland, SUNCorp intends to file any relevant materials with the SEC, which may include a registration statement under the Securities Act or the Exchange Act, which registration statement, if and when filed under the Securities Act, may contain a preliminary prospectus of SUNCorp. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION

STATEMENT/PROSPECTUS, IF AND WHEN FILED, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement / prospectus (if and when available) and other documents filed with the SEC by Sunoco or SUNCorp through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco or SUNCorp will also be available free of charge on Sunoco’s website at https://www.sunocolp.com/investors or by contacting the contact below.

No Offer or Solicitation

This current report on Form 8-K is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, issuance, exchange, transfer, solicitation or sale of securities in any jurisdiction in which such offer, issuance, exchange, transfer, solicitation or sale would be in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption therefrom, or prior to registration or qualification under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Arrangement Agreement, dated as of May 4, 2025, by and among Sunoco LP, NuStar GP Holdings, LLC, 2709716 Alberta Ltd. and Parkland Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
By: SUNOCO GP LLC, its general partner

By:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

Date: May 5, 2025